Exhibit 32.1

                           SECTION 1350 CERTIFICATION

In connection with the annual report of Good Buddy's Coffee Express, Inc. ("Company") on Form 10-QSB for the quarter ended June 30, 2005 as filed with the Securities and Exchange Commission ("Report"), the undersigned, in the capacities and on the dated indicated below, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) that to his knowledge:

1.	The Report fully complies with the requirements of Section 13(a)
or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

December 23, 2005



/s/ Scott Massey
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Scott Massey
Chief Executive Officer and
Chief Financial Officer